John Hancock
U.S. Growth Fund
(formerly known as John Hancock U.S. Quality Growth Fund)
Quarterly portfolio holdings 12/31/2020

Fund’s investments
As of 12-31-20 (unaudited)
	Shares	Value
Common stocks 99.5%		$1,360,832,062
(Cost $846,411,841)
Communication services 14.4%		196,680,186
Entertainment 2.4%
Netflix, Inc. (A)	60,056	32,474,081
Interactive media and services 10.5%
Alphabet, Inc., Class A (A)	36,238	63,512,168
Facebook, Inc., Class A (A)	223,586	61,074,752
Match Group, Inc. (A)	124,602	18,838,576
Media 1.5%
Charter Communications, Inc., Class A (A)	31,412	20,780,609
Consumer discretionary 17.7%		242,472,772
Hotels, restaurants and leisure 1.5%
Airbnb, Inc., Class A (A)	9,500	1,394,600
DraftKings, Inc., Class A (A)	348,159	16,210,283
Penn National Gaming, Inc. (A)	38,316	3,309,353
Household durables 2.1%
NVR, Inc. (A)	3,352	13,675,691
TopBuild Corp. (A)	80,918	14,895,385
Internet and direct marketing retail 6.8%
Amazon.com, Inc. (A)	28,516	92,874,616
Leisure products 1.0%
Peloton Interactive, Inc., Class A (A)	92,127	13,977,508
Multiline retail 1.3%
Dollar General Corp.	83,869	17,637,651
Specialty retail 1.7%
Lowe's Companies, Inc.	145,481	23,351,155
Textiles, apparel and luxury goods 3.3%
Lululemon Athletica, Inc. (A)	49,260	17,143,958
NIKE, Inc., Class B	197,940	28,002,572
Financials 2.5%		34,443,573
Capital markets 1.2%
Ares Management Corp., Class A	343,175	16,146,384
Consumer finance 1.3%
American Express Company	151,329	18,297,189
Health care 9.8%		133,685,559
Biotechnology 1.4%
Vertex Pharmaceuticals, Inc. (A)	82,444	19,484,815
Health care equipment and supplies 2.8%
Align Technology, Inc. (A)	45,199	24,153,442
Danaher Corp.	60,111	13,353,058
Health care providers and services 2.9%
UnitedHealth Group, Inc.	113,875	39,933,685
Life sciences tools and services 2.7%
Agilent Technologies, Inc.	124,378	14,737,549
Thermo Fisher Scientific, Inc.	47,282	22,023,010
2	JOHN HANCOCK U.S. GROWTH FUND | QUARTERLY REPORT	SEE NOTES TO FUND'S INVESTMENTS

	Shares	Value
Industrials 4.3%		$59,039,544
Building products 2.1%
Fortune Brands Home & Security, Inc.	166,327	14,257,550
Trane Technologies PLC	98,600	14,312,776
Professional services 2.2%
IHS Markit, Ltd.	167,380	15,035,745
TransUnion	155,548	15,433,473
Information technology 50.8%		694,510,428
Electronic equipment, instruments and components 1.2%
CDW Corp.	130,079	17,143,111
IT services 12.5%
Accenture PLC, Class A	106,312	27,769,758
Fidelity National Information Services, Inc.	98,442	13,925,605
GoDaddy, Inc., Class A (A)	94,252	7,818,203
Mastercard, Inc., Class A	111,341	39,742,057
PayPal Holdings, Inc. (A)	160,237	37,527,505
Visa, Inc., Class A	202,487	44,289,982
Semiconductors and semiconductor equipment 8.7%
Advanced Micro Devices, Inc. (A)	296,404	27,183,211
Marvell Technology Group, Ltd.	475,794	22,619,247
QUALCOMM, Inc.	175,911	26,798,282
Teradyne, Inc.	167,002	20,021,870
Texas Instruments, Inc.	134,866	22,135,557
Software 17.9%
Adobe, Inc. (A)	67,193	33,604,563
Autodesk, Inc. (A)	64,000	19,541,760
Intuit, Inc.	58,699	22,296,815
Microsoft Corp.	556,589	123,796,525
salesforce.com, Inc. (A)	122,479	27,255,252
Workday, Inc., Class A (A)	74,185	17,775,468
Technology hardware, storage and peripherals 10.5%
Apple, Inc.	1,079,702	143,265,657

	Yield (%)	Shares	Value
Short-term investments 0.3%			$3,894,317
(Cost $3,894,317)
Short-term funds 0.3%			3,894,317
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.0300(B)	3,894,317	3,894,317

Total investments (Cost $850,306,158) 99.8%	$1,364,726,379
Other assets and liabilities, net 0.2%	2,549,345
Total net assets 100.0%	$1,367,275,724

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-20.
SEE NOTES TO FUND'S INVESTMENTS	QUARTERLY REPORT | JOHN HANCOCK U.S. GROWTH FUND	3

Notes to Fund's investments (unaudited)
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of December 31, 2020, all investments are categorized as Level 1 under the hierarchy described above.
Investment in affiliated underlying funds. The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund's fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust	—	—	$203,989,486	$(203,987,631)	$(1,855)	—	$6,822	—	—
For additional information on the fund's significant accounting policies and risks, please refer to the fund's most recent semiannual or annual shareholder report and prospectus.
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